UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 1, 2013

APPLIED VISUAL SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28238	54-1521616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Exchange Place, Suite H, Herndon, Virginia 20170
(Address of principal executive offices, zip code)

(703) 464-5495

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

Applied Visual Sciences, Inc.’s (the “Company”), Annual Report on Form 10-K for the year ended December 31, 2012, was not filed timely with the Securities and Exchange Commission (“SEC”).  The Company and its independent registered public accounting firm have not completed their preparation and review of the report and related XBRL interactive data files.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED VISUAL SCIENCES, INC.
Date: April 2, 2013	By:/s/ Gregory E. Hare Gregory E. Hare Chief Financial Officer

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